UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 ______________________________

FORM 8-K

 _______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 12, 2012

________________________________________________________

Cooper Industries plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation or organization)	1-31330 (Commission File Number)	98-0632292 (I.R.S. Employer Identification No.)

Unit F10, Maynooth Business Campus, Maynooth, Ireland	0
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 6292222

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

            On September 12, 2012, Eaton Corporation (“Eaton”) and Cooper Industries plc (“Cooper”) issued a joint press release announcing the record dates and meeting dates for their respective shareholder meetings in connection with the proposed acquisition of Cooper by Eaton pursuant to the Transaction Agreement (the “Transaction Agreement”), dated as of May 21, 2012, as amended by Amendment No. 1 to the Transaction Agreement, dated as of June 22, 2012, by and among Eaton, Cooper, Eaton Corporation Limited (formerly known as Abeiron Limited), Abeiron II Limited (formerly known as Comdell Limited), Turlock B.V., Eaton Inc. and Turlock Corporation.  The special meeting of Eaton is being held to seek shareholder approval of the Transaction Agreement and related matters.  There will be two meetings of the Cooper shareholders in connection with the transaction, the first of which is convened by order of the Irish High Court, and the second of which is an extraordinary general meeting held pursuant to Cooper's articles of association. Both meetings are being held to seek shareholder approval of the scheme of arrangement in accordance with Irish law, and the approval of related matters by the Cooper shareholders will also be sought at the extraordinary general meeting.

Each of Eaton’s and Cooper’s shareholders of record at the close of business on Thursday, September 13, 2012, will be entitled to vote at their respective shareholder meetings. Each shareholder meeting is scheduled to be held on Friday, October 26, 2012. The Eaton shareholder meeting will be held at Eaton Center, located at 1111 Superior Avenue, Cleveland, Ohio 44114.  The Cooper shareholder meetings will be held at 600 Travis Street, Houston, Texas 77002.  Eaton and Cooper will begin mailing a joint proxy statement/prospectus to their respective shareholders in the coming days.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

            (d) Exhibits

99.1	Joint Press Release, dated September 12, 2012.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information Has Been And Will Be Filed With The SEC

A registration statement on Form S-4 has been filed with the SEC, which includes the Joint Proxy Statement of Eaton and Cooper that also constitutes a Prospectus of Eaton Corporation plc.1  The registration statement was declared effective on September 7, 2012.  Eaton and Cooper plan to mail to their respective shareholders (and to Cooper Equity Award Holders for information only) the definitive Joint Proxy Statement/Prospectus (including the Scheme) in connection with the transaction. Investors and shareholders are urged to read the Joint Proxy Statement/Prospectus (including the Scheme) and other relevant documents filed or to be filed with the SEC carefully because they contain or will contain important information about Eaton, Cooper, Eaton Corporation plc, the transaction and related matters. Investors and security holders will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by Eaton Corporation plc, Eaton and Cooper through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Eaton and Eaton Corporation plc with the SEC by contacting Eaton Investor Relations at Eaton Corporation, 1111 Superior Avenue, Cleveland, OH 44114 or by calling (888) 328-6647, and will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Cooper by contacting Cooper Investor Relations at c/o Cooper US, Inc., P.O. Box 4446, Houston, Texas 77210 or by calling (713) 209-8400.

(1) Currently named Eaton Corporation Limited but expected to be re-registered as Eaton Corporation plc prior to the consummation of the transaction.

Participants in the Solicitation

Cooper, Eaton and Eaton Corporation plc and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Cooper and Eaton in respect of the transaction contemplated by the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Cooper and Eaton in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive Joint Proxy Statement/Prospectus. Information regarding Cooper’s directors and executive officers is contained in Cooper’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 13, 2012, which are filed with the SEC. Information regarding Eaton’s directors and executive officers is contained in Eaton’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 16, 2012, which are filed with the SEC.

Forward-Looking Statements

This communication may contain forward-looking statements concerning the Transaction, our long-term credit rating and our revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Cooper, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These statements should be used with caution. They are subject to various risks and uncertainties, many of which are outside of our control. Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the Transaction; the risks that the new businesses will not be integrated successfully or that we will not realize estimated cost savings and synergies; unanticipated changes in the markets for our business segments; unanticipated downturns in business relationships with customers or their purchases from Cooper; competitive pressures on our sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations, including changes in tax laws, tax treaties or tax regulations. We do not assume any obligation to update these forward-looking statements.

Statement Required By The Takeover Rules

The directors of Cooper accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Cooper (who have taken all reasonable care to ensure that such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Persons interested in 1% or more of any relevant securities in Eaton or Cooper may from the date of this communication have disclosure obligations under Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 12, 2012

                           COOPER INDUSTRIES PLC

By:   /s/  Terrance V. Helz

Name:   Terrance V. Helz

Title:  Associate General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Joint Press Release, dated September 12, 2012.